Needham Small Cap Growth Fund

Retail Class NESGX

Supplement dated February 3, 2017 to the Summary Prospectus for the Needham Small Cap Growth Fund, dated May 1, 2016.

The table under the heading “Fees and Expenses of the Small Cap Growth Fund” on page 1 is replaced with the following table:

Retail Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions	None
Redemption Fee (as a % of amount redeemed) on Shares Held 60 Days or Less	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses
Dividends on Short Positions and Interest Expense	0.11%
All Remaining Other Expenses	0.64%
Total Other Expenses	0.75%
Total Annual Fund Operating Expenses	2.25%
Fee Waiver/Expense Reimbursement (or Recoupment)(a)	-0.20%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (or Recoupment)	2.05%

(a)
Reflects a contractual agreement by Needham Investment Management LLC (the “Adviser”) to waive its fee and, if necessary, reimburse the Small Cap Growth Fund through April 30, 2017 to the extent Total Annual Fund Operating Expenses exceed 1.95% of the average daily net assets of Retail Class shares of the Small Cap Growth Fund (the “Expense Cap”). This agreement can only be amended or terminated by agreement of the Company, upon approval of the Company’s Board of Directors, and the Adviser and will terminate automatically in the event of termination of the Investment Advisory Agreement between the Adviser and the Company, on behalf of the Small Cap Growth Fund. For a period of up to 36 months from the time of any waiver or reimbursement pursuant to this agreement, the Adviser may recoup from the Small Cap Growth Fund fees waived and expenses reimbursed to the extent that such recovery would not cause the Total Annual Fund Operating Expenses of the Small Cap Growth Fund to exceed the lesser of the Expense Cap in effect (i) at the time of the waiver or reimbursement, or (ii) at the time of recoupment. Any such recovery will not include interest. The Expense Cap limitation on Total Annual Fund Operating Expenses excludes taxes, interest, brokerage, dividends on short positions, fees and expenses of “acquired funds,” extraordinary items, and shareholder redemption fees but includes the management fee.

The paragraph under the heading “Principal Investment Strategies” is replaced with the following:

Under normal conditions, the Small Cap Growth Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (principally, common stock) of domestic issuers listed on a nationally recognized securities exchange or traded on the NASDAQ System that have market capitalizations not exceeding $5 billion at the time of investment. The Small Cap Growth Fund may continue to hold securities of an issuer if, after the time of the Small Cap Growth Fund’s investment, the issuer’s market capitalization exceeds $5 billion. Although there is no minimum limitation, the market capitalization range of the Small Cap Growth Fund’s investments at the time of investment will typically fall within the range of the companies listed on the Russell 2000® Index, which as of May 27, 2016 consists of securities with market capitalizations between $133 million and $3.86 billion.

The Small Cap Growth Fund invests, in general, in companies with strong growth potential that, for a variety of reasons, including the market’s inefficiencies, are trading at a discount to their underlying value where a catalyst is in place to eliminate that discount. The Small Cap Growth Fund may, but is not required to, invest in stocks from a variety of industries included in the technology, healthcare, energy and industrials, specialty retailing, media/leisure/cable/entertainment and business and consumer services sectors. These are some of the sectors within the economy which the investment adviser believes will have significant long-term growth rates and often include the stocks of rapidly growing companies. Although the Small Cap Growth Fund’s investments have typically been most heavily weighted in the information technology and healthcare sectors, the allocation of the Small Cap Growth Fund’s assets among the various sectors may change at any time. The Small Cap Growth Fund may engage in short sales.  The Small Cap Growth Fund may make a profit or loss depending upon whether the market price of the security sold short decreases or increases between the date of the short sale and the date on which the Small Cap Growth Fund replaces the borrowed security.

The last two sentences in the first paragraph under the heading “Principal Investment Risks” on page 2 are deleted.

The table showing the Needham Small Cap Growth Fund’s average annual total returns for the periods ended December 31, 2015 is amended so that the Russell 2000® Index is the first listed index in order to clarify that it is the Fund’s primary benchmark.

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You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI for The Needham Funds, Inc., all as dated May 1, 2016 and supplemented from time to time.  These documents provide information that you should know about the Needham Small Cap Growth Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Company at 1-800-625-7071.

Please retain this Supplement for future reference.